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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): October 17, 2001



                          ADVANCED MICRO DEVICES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)




         DELAWARE                   1-7882                   94-1692300
         ---------                  ------                   ----------
(State or other jurisdiction      (Commission              (I.R.S. Employer
      of incorporation)           File Number)            Identification No.)




         One AMD Place,
         P.O. Box 3453
         Sunnyvale, California                               94088-3453
-----------------------------------                          ----------
(address of principal executive offices)                     (Zip Code)


 Registrant's telephone number,
     including area code:                                  (408) 732-2400
                                                            -------------
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Item 5.  Other Events.
------   ------------

         On October 17, 2001, Advanced Micro Devices, Inc. (the "Company") announced its third quarter sales. The Company reported sales of $765,870,000, a decline of 22 percent compared with sales of $985,264,000 in the second quarter of 2001. The Company reported sales of $1,206,549,000 in the third quarter of 2000. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this report as if fully set forth herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
-------  -------------------------------------------------------------------

(c)      Exhibits

         Number                   Exhibit
         ------                   -------

         99.1        Press release dated October 17, 2001.

                                       2

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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ADVANCED MICRO DEVICES, INC.



Date: October 18, 2001                By: /s/ Robert J. Rivet
                                          --------------------------------------
                                          Robert J. Rivet
                                          Senior Vice President, Chief Financial
                                          Officer

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                                  Exhibit Index
                                  -------------

         Number                 Exhibit
         ------                 -------

         99.1              Press release dated October 17, 2001.

                                       4